CERTIFICATION OF CHIEF EXECUTIVE OFFICER

HELIX TECHNOLOGY CORPORATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Helix Technology Corporation (the "Company") Quarterly Report on Form 10-Q for the period ending June 27, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert J. Lepofsky, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

HELIX TECHNOLOGY CORPORATION

Date: July 21, 2003	By: /s/Robert J. Lepofsky Robert J. Lepofsky President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Helix Technology Corporation and will be retained by Helix Technology Corporation and furnished to the Securities and Exchange Commission or its staff upon request.